                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC  20549

                                 ------------------


                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934
                                 ------------------

                 Date of report (Date of earliest event reported):

                                    MAY 22, 1998

                            GOLF TRUST OF AMERICA, INC.
               (Exact name of registrant as specified in its charter)




          Maryland                 000-22091                   33-0724736
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
     of Incorporation)            File Number)            Identification number)


             14 North Adger's Wharf, Charleston, South Carolina  29401
                (Address of principal executive offices) (Zip Code)


                                   (843)723-4653
                (Registrant's telephone number, including area code)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Golf Trust of America, Inc., a self-administered REIT, reported that the Company had closed its acquisition of the world class Eagle Ridge Inn and Resort located in Galena, Illinois. The acquisition includes 63 holes of championship golf, the 80 room Eagle Ridge hotel, conference center facilities, and other resort related amenities. The purchase price for the property was approximately $47 million.

The facility is leased to an affiliate of Troon Golf, a premier upscale golf management Company with over 40 courses under management and development. Starwood Hotels & Resorts, owner of the Westin and Sheraton brands and more than 650 hotel facilities worldwide, will oversee the hotel and resort operations including a rental pool of 350 resort homes. The lease is structured to permit the Company to participate in increases in all forms of revenue at the facility, including golf, hotel, food and beverage, and merchandise revenue.

The Eagle Ridge acquisition represents the third transaction the Company has closed with Troon and Starwood. Previous transactions included the Westin Innisbrook Resort, a 72-hole world class golf resort and Innisbrook at Lost Oaks golf course. Both facilities are located in Florida.

Eagle Ridge Inn & Resort, has been widely recognized as one of the best golf resorts in the United States, receiving numerous accolades such as "Best New Resort Course / South Course" from GOLF DIGEST; "Best Golf Resorts in America" from GOLF MAGAZINE (1990, 1994, 1996); "Top 10 Best New Courses/ The General Course" from GOLF MAGAZINE; and "Top 100 Resorts in the World" from GOLFER MAGAZINE. The courses were designed by well known architect Roger Packard with two-time United States Open Champion Andy North consulting on The General Course.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

     The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.


EXHIBIT NO.         Description
-----------         ------------------------------------------------------------
10.1                Purchase and Sale Agreement, dated March 12, 1998, between
                    Eagle Ridge, L.P., a Delaware limited partnership ("Seller")
                    and Troon Eagle Ridge, L.L.C., a Delaware limited liability company ("Purchaser").


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

10.2 Assignment and Assumption of Purchase and Sale Agreement, dated May 20, 1998, between Troon Eagle Ridge L.L.C., a
                    Delaware limited liability company ("Assignor") and Golf
                    Trust of America, L.P., a Delaware limited partnership
                    ("Assignee").

10.3                Lease, dated May 22, 1998, between Golf Trust of America,
                    L.P., a Delaware limited partnership ("Landlord") and Eagle
                    Ridge Lease Company L.L.C., a Delaware limited liability company ("Tenant").


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

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GOLF TRUST OF AMERICA, INC.
                                          (Registrant)



Date:  June 3rd, 1998              By:    /s/ W. Bradley Blair, II
                                      -----------------------------------
                                   Name:  W. Bradley Blair, II
                                   Title:  President and Chief Executive Officer




                                   EXHIBIT INDEX

     Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.


Exhibit No.         Description
-----------         ------------------------------------------------------------
10.1                Purchase and Sale Agreement, dated March 12, 1998, between
                    Eagle Ridge, L.P., a Delaware limited partnership ("Seller")
                    and Troon Eagle Ridge, L.L.C., a Delaware limited liability company ("Purchaser").

10.2 Assignment and Assumption of Purchase and Sale Agreement, dated May 20, 1998, between Troon Eagle Ridge L.L.C., a
                    Delaware limited liability company ("Assignor") and Golf
                    Trust of America, L.P., a Delaware limited partnership
                    ("Assignee").

10.3                Lease, dated May 22, 1998, between Golf Trust of America,
                    L.P., a Delaware limited partnership ("Landlord") and Eagle
                    Ridge Lease Company L.L.C., a Delaware limited liability company ("Tenant").


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